UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2011

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 18, 2011, Philip Morris International Inc. (the “Company”) issued US$600,000,000 aggregate principal amount of its 2.500% Notes due 2016 (the “Notes”). The Notes are a further issuance of the US$650,000,000 aggregate principal amount of 2.500% Notes due 2016 issued by the Company on May 16, 2011 (the “Original Issue Date”) pursuant to an Indenture, dated as of April 25, 2008, by and between the Company and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on August 12, 2011, the Company entered into a Terms Agreement (the “Terms Agreement”) with Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

The Company has filed with the Securities and Exchange Commission a Prospectus dated February 28, 2011 and a Prospectus Supplement (the “Prospectus Supplement”) dated August 12, 2011 (Registration No. 333-172490) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. The Company may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the Notes, which accrues from the Original Issue Date, is payable semiannually on May 16 and November 16 of each year, commencing November 16, 2011, to holders of record on the preceding May 1 or November 1, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Notes will mature on May 16, 2016.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference to this report as Exhibits 1.1, 1.2 and 4.1, respectively.

The Underwriters and certain of their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the Underwriters are lenders under the Revolving Credit Facility under the Amended and Restated Revolving Credit Agreement, dated as of May 11, 2011, among the Company, the lenders named therein and J.P. Morgan Europe Limited (“JPMEL”), as facility agent (the “Revolving Facility”), and the 5-Year Revolving Credit Facility under the Credit Agreement, dated as of December 4, 2007, among the Company, the lenders named therein and JPMEL (the “5-Year Facility”). Société Générale, an affiliate of SG Americas Securities, LLC, Deutsche Bank AG London, an affiliate of Deutsche Bank Securities Inc., and HSBC Bank plc, an affiliate of the Trustee, are lenders under both the Revolving Facility and the 5-Year Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with the Company’s commercial paper programs.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 to the Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated as of August 12, 2011, among Philip Morris International Inc. and Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as Underwriters

4.1	Form of 2.500% Notes due 2016 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on May 17, 2011)

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/S/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary

DATE: August 18, 2011

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 to the Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated as of August 12, 2011, among Philip Morris International Inc. and Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as Underwriters

4.1	Form of 2.500% Notes due 2016 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on May 17, 2011)

5.1	Opinion of Hunton & Williams LLP